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                                  EXHIBIT 99.3

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         I, Joseph A. Santangelo, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. This Quarterly Report on Form 10-Q of Orleans Homebuilders, Inc. (the "Company") for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: February 13, 2003



                                                   /s/ Joseph A. Santangelo
                                                   ------------------------
                                                   Joseph A. Santangelo
                                                   Chief Financial Officer